UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________________

FORM 8-K
_______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 21, 2025

_______________________________________________________________________________
Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Solar Asset Securitization

On February 21, 2025, a wholly owned, indirect subsidiary (“SOL IX Issuer”) of the Company, entered into an indenture (the “Indenture”) with Wilmington Trust, National Association, as the indenture trustee, and completed an issuance of solar asset backed notes that were issued pursuant to the Indenture (the “Transaction”).

SOL IX Issuer issued $282,300,000 6.28% Solar Asset Backed Notes, Series 2025-P1, Class A (the “Class A Notes”) and $13,500,000 8.65% Solar Asset Backed Notes, Series 2025-P1, Class B (the “Class B Notes” and together with the Class A Notes, the “Notes”). The Notes have an anticipated repayment date occurring in January 2033.

The Notes were offered within the United States only to institutional accredited investors under Section 4(a)(2) of the Securities Act (the “Securities Act”), and to persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and other applicable securities laws. The Class A Notes and Class B Notes have been rated A- (sf) and BBB- (sf), respectively, by Kroll Bond Rating Agency, LLC.

The Collateral

The Notes are secured by, and payable from the cash flow generated by, the membership interests in the SOL IX Issuer’s wholly owned, direct subsidiaries, and the sale of renewable energy credits. Each such subsidiary owns a managing member interest in a project company. Each project company owns a pool of photovoltaic systems, related lease agreements or power purchase agreements and other related solar assets. All but one project company is jointly owned with a third-party investor.

A wholly owned, direct subsidiary of the Company (the “Transaction Manager”), will act as transaction manager pursuant to the terms of a Transaction Management Agreement between the SOL IX Issuer and the Transaction Manager. The Transaction Manager will be required to provide certain administrative, collection, and other management services to the SOL IX Issuer, including in respect of the subsidiaries of SOL IX Issuer and the renewable energy credits distributed to SOL IX Issuer by them.

Events of Default and Amortization Events

The Indenture contains events of default that are customary in nature for solar securitizations of this type, including, among other things, (a) the non-payment of interest, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. An event of default will also occur with respect to the Notes if they are not paid in full at their rated final maturity. The Notes are also subject to amortization events that are customary in nature for solar securitizations of this type, including (a) the occurrence of an event of default, (b) a debt service coverage ratio falling below certain levels, (c) failure to maintain insurance, (d) the aggregate expenses of the project companies rising above certain levels and (e) failure to repay the Notes in full by their anticipated repayment date. The occurrence of an amortization event or an event of default could result in accelerated amortization of the Notes, and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes. In connection with the Transaction, Sunnova Energy Corporation, a wholly owned, direct subsidiary of the Company, issued a performance guaranty covering (a) the performance of certain obligations of its affiliates who manage or service the project companies and the collateral securing the Notes, (b) the performance obligations of the Transaction Manager under the Transaction Manager Agreement and (c) the payment of certain expenses incurred by the SOL IX Issuer and the Indenture Trustee.

Use of Proceeds

The Company intends to use the proceeds from the sale of the Notes (i) for the payment of expenses related to the offering of the Notes, (ii) to repay a portion of one or more currently existing financing arrangements of the Company or any of its affiliates and (iii) to finance or refinance, in whole or in part, existing or new investments and expenditures by the Company and its subsidiaries related to capital investment, research, development, acquisition, manufacturing, distribution, maintenance and operation of solar energy and storage systems and enabling technologies for solar energy storage and optimization.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 10.2 to this report and is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Transaction set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1∞	Indenture, by and between Sunnova SOL IX Issuer, LLC and Wilmington Trust National Association, as indenture trustee, dated as of February 21, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).
__________________
∞    Portions of this exhibit have been omitted in accordance with Items 601(a)(5) and 601(b)(10) of Regulation S-K. We agree to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: February 26, 2025	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer